UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024 (April 2, 2024)

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on December 19, 2023, Volcon, Inc. (the “Company”) was notified by the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) that the Company was not in compliance with Nasdaq’s Listing Rule 5550(a)(2), as the minimum bid price of the Company’s common stock had been below $1.00 per share for 30 consecutive business days.

Also previously reported, on December 26, 2023, the Staff notified the Company that it had determined that the Company’s common stock had a closing bid price of $0.10 or less for ten consecutive trading days. Pursuant to Nasdaq’s Listing Rule 5810(c)(3)(A)(iii), if during the 180-day compliance period provided by Listing Rule 5810(c)(3)(A), a listed security has a closing bid price of $0.10 or less for ten consecutive trading days, the Staff shall proceed with a Staff delisting determination. Pursuant to the deficiency letter, the Staff notified the Company that it had determined to delist the Company’s common stock from The Nasdaq Capital Market.

Additionally, as previously reported, on January 4, 2024, the Staff notified the Company that the market value of its listed securities had been below the minimum $35,000,000 required for continued listing as set forth in Nasdaq’s Listing Rule 5550(b)(2) for the previous 180 calendar days and served as an additional basis for delisting.

The Company submitted a hearing request to Nasdaq’s Hearings Department, which stayed the suspension of the Company’s common stock. The Company’s hearing was held on March 26, 2024.

On April 2, 2024, the Company received notification from the Nasdaq Hearings Panel (“Panel”) that it has granted an extension until June 24, 2024, to demonstrate compliance with Listing Rules 5550(a)(2) and 5550(b)(1), subject to certain conditions. The Company intends to implement its plan to meet the milestones set forth by the Panel prior to June 24, 2024.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: April 4, 2024	/s/ Greg Endo
Greg Endo Chief Financial Officer

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